UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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New Century Portfolios

(Name of Registrant as Specified in Its Charter)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 17, 2010

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
NEW CENTURY BALANCED PORTFOLIO
NEW CENTURY CAPITAL PORTFOLIO
NEW CENTURY INTERNATIONAL PORTFOLIO
NEW CENTURY OPPORTUNISTIC PORTFOLIO

To the Shareholders of New Century Portfolios:

NOTICE IS HEREBY GIVEN that the New Century Portfolios  (the “Trust”), on behalf of each of its series named above (each a “Portfolio” and, collectively, the “Portfolios”), will hold a Special Meeting of Shareholders at 40 William Street, Suite 100, Wellesley, MA 02481, on Thursday, the 17th day of June, 2010 at 1:00 p.m. Eastern Time (the “Special Meeting”).

The Special Meeting will be held for the following purposes:

(1)	To elect the four Trustees, each to serve until their successors are duly elected and qualified;

(2)	To ratify the appointment of BBD, LLP as the Trust’s Independent Registered Public Accounting Firm for fiscal year ending October 31, 2010; and

(3)	To transact such other business as may properly come before the Special Meeting (including any adjournments, or postponements, thereof).

You are entitled to notice of and to vote at the Special Meeting of Shareholders, and any adjournment(s), or postponement(s) thereof, if you owned shares of any Portfolio listed above at the close of business on April 30, 2010 (the “Record Date”).

It is important that your shares be represented and voted whether or not you expect to be present at the shareholder meeting. If you hold shares with a broker, your broker will continue to retain discretion to vote your shares on the election of trustees without your instruction.  Please sign, date and fill in the enclosed proxy card(s) or voting instruction form(s) and return them by mail in the enclosed postage-paid, return envelope or vote your shares through the internet or by telephone as described in the enclosed proxy card(s) or voting instruction form(s).  If you wish to vote your shares in person at the special meeting, your proxy may be revoked.  Your prompt response will help to avoid the additional expense of further solicitation.

EACH SHAREHOLDER WILL RECEIVE A PROXY CARD FOR EACH FUND IN WHICH YOU HOLD SHARES AND FROM EACH ACCOUNT THAT YOU HAVE IN A FUND. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY CARD.  ALL VOTES WILL BE AGGREGATED AND THE TWO PROPOSALS WILL BE VOTED COLLECTIVELY.  PLEASE VOTE EACH PROXY CARD.

By order of the Board of Trustees,
Wayne M. Grzecki
President

NEW CENTURY PORTFOLIOS
40 William Street, Suite 100
Wellesley, Massachusetts 02481-3902
(888) 639-0102
_____________________________________________________________

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHARHOLDERS
JUNE 17, 2010
_____________________________________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is solicited by and on behalf of the Board of Trustees of New Century Portfolios (the “Trust”) for use at the Special Meeting of Shareholders to be held at the offices of the Trust; 40 William Street, Suite 100, Wellesley, Massachusetts on Thursday, the 17th day of June, 2010, at 1:00 p.m. (Eastern time) (the “Special Meeting”), and any adjournment or postponement thereof, and may be revoked at any time before it is exercised by submission of another proxy bearing a later date, by voting through the Internet or by telephone, by attending the Special meeting and voting in person, or by notifying the Trust of the revocation in writing to the Secretary of the Trust; 40 William Street, Suite 100, Wellesley, Massachusetts 02481.  If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated by the shareholder or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1 and 2.

This Proxy Statement is dated May 7, 2010 and was first mailed to our shareholders on or about May 12, 2010.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 17, 2010:  Shareholders can find important information about each Portfolio in this Proxy Statement; the Annual Report dated October 31, 2009; and the most recent semi-annual report succeeding the Annual Report, if any, online at www.newcenturyportfolios.com.  Copies of Annual Reports have been previously provided to shareholders on December 30, 2009 and new shareholders since such date.  These reports are also available without charge by calling our toll free number (888) 639-0102 or by writing to the Trust at the address listed above.

Solicitation

The cost of the Special Meeting, and of this solicitation, will be borne by the Trust. Broadridge Investor Communication Solutions, Inc. has been retained to prepare, assemble and mail material in connection with the Special Meeting for a fee of approximately $10,500.  Additional costs may be incurred by the Trust which would normally be expended for a solicitation of an election of trustees and the costs represented by salaries and wages of regular employees and officers will be borne by the Advisor.  It is anticipated that banks, brokerage houses, and other custodians may be requested to forward these materials to the beneficial owners of shares of the Portfolios to obtain authorization to execute such proxies. The solicitation will be largely by mail, but may include, telephonic, online, facsimile or oral communications by regular employees of the Advisor, Weston Financial Group, Inc. (“Weston”).

Shareholder Proposals.

The following table summarizes the proposals to be acted upon at the Special Meeting and indicates those shareholders who are being solicited with respect to each proposal:

Proposals	Shareholders Solicited
The election of four trustees, nominated by the Board of Trustees, each to serve until their successors are duly elected and qualified.	All Shareholders Voting Collectively
The ratification of the appointment of BBD, LLP as the Trusts Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2010.	All Shareholders Voting Collectively

Voting Rights and Outstanding Shares.

The Trust currently offers five series of shares, which are each referred to herein as a “Portfolio”, and collectively, as the “Portfolios”.  The Portfolios of the Trust are: New Century Alternative Strategies Portfolio, New Century Balanced Portfolio, New Century Capital Portfolio, New Century International Portfolio and New Century Opportunistic Portfolio.

Only shareholders of record of each Portfolio on April 30, 2010 (the “Record Date”) will be entitled to notice of, and to vote at the Special Meeting. At the close of business on the Record Date, each Portfolio had the following number of shares of beneficial interest outstanding; constituting all of the Trust’s outstanding voting securities:

Portfolio	Outstanding Shares of Beneficial Interest
New Century Alternative Strategies Portfolio	11,956,525.414
New Century Balanced Portfolio	5,002,413.851
New Century Capital Portfolio	6,184,006.633
New Century International Portfolio	7,069,422.955
New Century Opportunistic Portfolio	1,342,945.419

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote.  Each shareholder will receive a Proxy Card for Each Portfolio in which you hold shares and from each account that you have in a Portfolio.  If you have more than one account, you will receive more than one Proxy Card.  All votes will be aggregated and the two proposals will be voted collectively.  A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.  Abstentions and broker non-votes will be counted for purposes of determining if a quorum is present.

Trustees will elected by plurality of the votes cast at the Special Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of trustees. Plurality means that the individuals who received the largest number of “for” votes cast are elected as trustees up to the maximum of trustees to be chosen at the meeting.  Abstentions and broker non-votes will not affect the outcome of the election of trustees.

The ratification of the appointment of BBD, LLP as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2010 will require “for” votes from a majority of the votes cast at the Special Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.  Abstentions and broker non-votes will not affect the outcome of the vote.

We know of no matters to be brought before the Special Meeting other than those referred to in this Proxy Statement.  If any other business should properly come before the Special Meeting, the persons named in the proxy will vote in accordance with their best judgment.

ELECTION OF TRUSTEES - PROPOSAL NO. 1

The purpose of this Proposal is to elect members of the board of trustees (the “Board”) for New Century Portfolios. You are being asked to vote “For” the election of trustees for the Trust.  Each trustee will be elected to hold office until his resignation, death or disability or until his successor is elected and qualified. The Board currently includes the following four Trustees: Stanley H. Cooper, Michael A. Diorio, Roger A. Eastman, and Wayne M. Grzecki. Each of these individuals, with the exception of Mr. Grzecki, has been previously elected by the Shareholders. Mr. Grzecki was appointed by the Board to fill a vacancy of a retired Trustee. The current Board members will be referred to as the “Trustees”. If approved by the Shareholders, each Trustee will continue to serve until his resignation, death, disability, or until his successor is elected and qualified.

Additional information regarding each of the Trustees is provided below. Mr. Grzecki is the only Trustee who is an “interested person” as that term is defined in the Investment Company Act of 1940, as amended ( the “1940 Act”) since he currently serves as President and Chief Operating Officer of the Adviser. Messrs. Cooper, Eastman and Diorio are not “interested persons” under the 1940 Act and therefore will be referred to as Independent Trustees, as appropriate.

Each of the nominees has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected at the Special Meeting. In the event any nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if the Board of Trustees designates such other persons.  The Board of Trustees has no reason to believe that any of the nominees will be unavailable for election.

The Board of Trustees unanimously recommends a vote “FOR” the approval of each Trustee.

If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon.

Leadership Structure and the Board of Trustees.
Board Responsibilities.

The members of the Board are fiduciaries for the Portfolios’ shareholders and are governed by the law of the Commonwealth of Massachusetts in this regard.  Each trustee is responsible for overseeing the Portfolios and the trustees have established policies for the operation of the Portfolios, and appointed the officers who conduct the daily business of the Portfolios.  The Trustees serve as trustee to the Trust and as such the Board oversees the conduct and function of the series. Further, the trustees have approved contracts under which certain companies provide essential management services to the Trust.

Trustees also have significant responsibilities under the federal securities laws. Among other things, they:

• Oversee the performance of the Portfolios;
• Monitor the quality of the advisory and shareholder services provided by the Advisor;
• Review annually the fees paid to the Advisor for its services;
• Monitor potential conflicts of interest between the Portfolios and the Advisor;
• Monitor custody of assets and the valuation of securities; and
• Oversee the Portfolios’ compliance program.

Board members meet at least quarterly with Management of the Advisor to review reports about each Portfolio and receive detailed information about the Portfolios and the Advisor.

Members of the Board.

The following table provides additional information about the Trustees.

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
* Wayne M. Grzecki 40 William St., Ste. 100 Wellesley, MA 02481 (age 59)	Since 1996 Since 2010	President Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; President and Director, Weston Securities Corporation.	5	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 (age 63)	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	5	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 (age 80)	Since 1989	Trustee	Retired as of December 2003.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 (age 64)	Since 1988	Trustee	Financial Consultant; Formerly Executive Director, Milford Housing Authority (October, 2004 – October 2009).	5	Director & Chairman, The Milford National Bank & Trust Company since 1996.

* Mr. Grzecki is considered to be “interested person” of the Trust, as that term is defined in the 1940 Act since he is an Officer of the Advisor, Administrator and the Distributor as noted in the table above.

Composition of the Board.

With respect to the composition of the Board, there are currently four members, three of whom are Independent Trustees; comprising 75% of the Board. The Independent Trustees have concluded that a four member board is an appropriate size based upon the size and complexity of the Trust.  In addition, the Chairman of the Board; Stanley H. Cooper has significant investment experience and is a skilled attorney. Further, the President of the Trust and newest Trustee, Wayne M. Grzecki, is also an attorney and has been with the Advisor since 1995 and with the Trust since 1996.  The Board has determined it is appropriate to maintain an Independent Trustee as Chairman of the Board and Chairman of the Audit Committee whereas the President of the Trust is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act, as amended), of the Trust, the Advisor and Distributor. The Independent Trustees currently consist of two Certified Public Accountants (“CPAs”) and one attorney who are considered independent within the meaning of NASDAQ Rules and Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934.  It is important to note two of the Independent Trustees have served on the Board since the Trust’s inception in 1988 and the third member has served since 1989.

A specific policy on Board diversity has not been adopted, but overall diversity is taken into account when considering and evaluating nominees for trustee. The Board generally considers the manner in which each trustee’s professional experience, skills, background, and other individual attributes will contribute to the effectiveness of the Board. Each Trustee’s individual professional experience is summarized in the table above.

Composition of the Committees.

The Independent Trustees annually review the Trust’s committee structure. The Board has two standing committees: an Audit Committee and a Nominating Committee which are both comprised of the Independent Trustees.  Based upon the size and number of Portfolios within the Trust, it has been decided that the two committees were sufficient.

The Audit Committee is chaired by a non-interested Trustee, Roger Eastman, who also serves a co-financial expert to the Trust. The Trust believes it is important to maintain a non-interested Independent Trustee who can be the voice of the Independent Trustees and the primary contact for Management. The Trust’s Audit Committee is composed of Messrs. Cooper, Diorio and Eastman, representing all of the Independent Trustees.  In 2009, Mr. Diorio was elected to serve as a co-financial expert with Mr. Eastman, both of whom are CPAs.

The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees.  During its most recent fiscal year ended October 31, 2009, the Audit Committee met four times.  The Audit Committee’s responsibilities and authorities, which are described in detail in its charter, include, among other things:

•	Meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of each annual audit;
•	Discuss the Trust’s accounting policies and any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices;
•	Review the impact of changes in accounting standards on the Trust’s financial statements;
•	Recommend to the Board the selection of an Independent Registered Public Accounting Firm;
•	Perform such other duties as may be assigned to the Audit Committee by the Board.

In addition, the Independent Trustees, as well as the entire Board, annually perform a self-assessment on the current members, which includes a review of their backgrounds, professional experience, qualifications and skills. Further, the Audit Committee meets each quarter with the Trust’s Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary. The Audit Committee also meets quarterly with a representative of the Trust’s Independent Registered Public Accounting Firm.

The Trust has a standing Nominating Committee composed of Messrs. Cooper, Diorio and Eastman, all of whom are Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust.  Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Nominating Committee will consider nominations received from shareholders. Shareholders who wish to submit recommendations for candidates to the Nominating Committee must submit their recommendations in writing to the Secretary of the Trust, in writing, at the address listed on the cover of this Proxy Statement who will then forward all recommendations to the Nominating Committee.

Neither the Audit Committee, Nominating Committee nor Board has a policy with regard to the consideration of diversity in identifying nominees for trustee, although each Committee and the Board may consider diversity when identifying and evaluating proposed nominee candidates.  At a minimum, each nominee to become a Board member, whether proposed by a shareholder or any other party, must (1) have the highest personal and professional integrity, demonstrate sound judgment and effectively interact with other members of the board to serve the long-term interests of the Trust and our shareholders; (2) be well regarded in the community and have a long-term reputation for the highest ethical and moral standards; (3) have sufficient time and availability to devote to the affairs of the Trust; and (4) to the extent such nominee serves or has previously served on other boards, have a demonstrated history of actively contributing at board meetings.

The Trust currently does not have a Nominating Committee Charter; however the Independent Trustees amended the Audit Committee’s Charter in 2007 to delegate the responsibilities for the selection and nomination of candidates to serve as trustees of the Trust to the Audit Committee.  During the Trust’s most recent fiscal year ended October 31, 2009, the Nominating Committee did not meet.

Board Meetings and Risk Oversight.

The Independent Trustees annually review the number of Board meetings and Committee meetings held, as well as the substance of those meetings. In general, the Board meets quarterly and if necessary, additional meetings are scheduled both in-person and via telephone conference call. Risk oversight relating to the Portfolios is a key component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described in the previous section, the Boards’ Committees assist the Board in overseeing various types of risks relating to the Issuers and the Portfolios. The Boards receive regular reports from each Committee regarding the Committee’s areas of responsibility and, through those reports and its regular interactions with Management of the Advisor during and between meetings, evaluates, and provides feedback on the Advisor’s risk management processes. The Independent Trustees are always willing to make themselves available to Management of the Trust and vice versa. Mr. Eastman serves as a lead Independent Trustee and maintains an open line of communication with Management. In addition, the Board has access to outside counsel for the Trust and the Independent Trustees, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Committees.

Board Compensation.

Each Independent Trustee receives compensation for service as a member of the Board, based on a schedule that takes into account the number of meetings attended.  The Officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to annual approval of the Trust’s Distribution Agreement, Administration Agreement, and each Investment Advisory Agreement, review such actions and decide on general policy. Compensation to Officers and Trustees of the Trust who are affiliated with the Advisor, Administrator or the Distributor is paid by the Advisor, Administrator or the Distributor, respectively, and not by the Trust. The Trust pays each Trustee who is not affiliated with the Advisor, Administrator or Distributor quarterly fees. Compensation expenses are allocated among the Portfolios based on their relative net assets.

The following table shows aggregate compensation paid to each Trustee by the Trust in the fiscal year ended October 31, 2009. The Trust does not currently have any pension or retirement benefits available for the trustees.

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustees
Wayne M. Grzecki, Esq. – Trustee	$0	N/A	N/A	$0
Stanley H. Cooper, Esq. – Trustee	$30,000	N/A	N/A	$30,000
Roger A. Eastman, CPA – Trustee	$30,000	N/A	N/A	$30,000
Michael A. Diorio, CPA – Trustee	$30,000	N/A	N/A	$30,000

Beneficial Ownership in the Trust.

As of April 30, 2010, the Trustees beneficially owned the following dollar range of equity securities in each Portfolio and the Trust:

(1) Name	(2) Dollar Range of Equity Securities in the Portfolio	(3) Aggregate Dollar Range of Equity Securities in All Portfolios of the Trust
Interested Trustee
*Wayne M. Grzecki
Over $100,000 in the Capital Portfolio
Over $100,000 in the Balanced Portfolio
Over $100,000 in the Opportunistic Portfolio
Over $100,000 in the International Portfolio
$50,001 to $100,000 in the Alternative Strategies Portfolio
Over $100,000
Non- Interested Trustees
Stanley H. Cooper, Esq.	Over $100,000 in the Capital Portfolio $10,001 to $50,000 in the Balanced Portfolio $1 to $10,000 in the Alternative Strategies Portfolio	Over $100,000
Roger A. Eastman, CPA	None	None
Michael A. Diorio, CPA	None	None

* Mr. Grzecki is considered to be “interested person” of the Trust, as that term is defined in the 1940 Act since he is an Officer of the Advisor and the Distributor.

Executive Officers.

The following table presents certain information about the executive officers of the Portfolios. No officer is compensated by the Portfolios for his or her service as an officer of the Portfolios. The listed officers are interested persons of the Portfolios and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 40 William Street, Suite 100, Wellesley, MA 02481.

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Officers
Wayne M. Grzecki 40 William St., Ste. 100 Wellesley, MA 02481 (age 59)	Since 1996 Since 2010	President Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; President and Director, Weston Securities Corporation.
Nicole M. Tremblay, Esq. 40 William St., Ste. 100 Wellesley, MA 02481 (age 36)	Since 2002	Treasurer, Chief Financial Officer, Secretary, and Chief Compliance Officer	Vice President and Chief Compliance Officer, Weston Financial Group, Inc.; Vice President, Chief Compliance Officer and General Securities Principal, Weston Securities
Ronald A. Sugameli 40 William St., Ste. 100 Wellesley, MA 02481 (age 57)	Since 1997	Vice President , Portfolio Manager	Managing Director and Secretary, Weston Financial Group, Inc.; Vice President and Secretary, Weston Securities Corporation.

Portfolio Managers

Wayne M. Grzecki is the Portfolio Manager of each of the Portfolios, except for the Alternative Strategies Portfolio. Mr. Grzecki is the President, Chief Operating Officer and Managing Director of Weston Financial Group, Inc. and has been a Senior Financial Counselor with the Advisor since 1986. He has managed the Capital Portfolio and Balanced Portfolio since 1995, the Opportunistic Portfolio and International Portfolio since their inception in 2000, and served as a Co-Manager of the Alternative Strategies Portfolio from its inception in 2002 until March of 2005. Effective March 1, 2005, Ronald A. Sugameli became the sole Portfolio Manager for the Alternative Strategies Portfolio. Mr. Sugameli has served as Portfolio Manager of the Alternative Strategies Portfolio since its inception in 2002. Mr. Sugameli is a Managing Director of Weston Financial Group, Inc. and has been a Senior Financial Counselor with the Advisor since 1984.

The Advisor does not believe that any material conflicts exist between Messrs. Grzecki’s and Sugameli’s portfolio management of the Portfolios and their management of the private accounts. Since both the Portfolios and the private accounts invest all of their assets in other registered investment companies, the allocation of investment opportunities is not an issue. In addition, the closed-end and exchange traded funds that the Portfolios invest in are widely traded on U.S. exchanges, so the availability of such securities and the allocation of such securities is also not an issue.

Messrs. Grzecki and Sugameli are each Managing Directors of the Advisor. Each receives a fixed annual salary. In addition, as Managing Directors of the Advisor, each is entitled to receive distributions from the Advisor’s net profits. Neither receives compensation that is based upon a Portfolio’s or private account’s pre- or after-tax performance, or the value of assets held by a Portfolio or private account. Messrs. Grzecki and Sugameli do not receive any additional compensation from the Advisor for their services as Portfolio Manager. Employees’ compensation is based on either (1) a fixed salary and a percentage of a bonus pool, or (2) commissions based on set percentages of assets under management and a percentage of a bonus pool, if applicable.

Ownership of the Portfolios

As of April 30, 2010, the following persons were Control Persons or Principal Holders of each Portfolio’s shares. Control Persons are persons deemed to control a Portfolio because they own beneficially over 25% of the outstanding shares of the Portfolio. Principal Holders are persons that own beneficially 5% or more of a Portfolio’s outstanding shares. As of that date, the Trust’s Officers and Trustees as a group owned less than 1% of the outstanding shares of the Balanced, International and Alternative Strategies Portfolios. In addition, the group collectively owned 2.46% of the Capital Portfolio and 3.53% of the Opportunistic Portfolio.

New Century Capital Portfolio
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	15.33%
New Century Balanced Portfolio
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	21.24%
New Century Opportunistic Portfolio
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	37.67%

New Century International Portfolio
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	30.56%
The Washington Trust Company 23 Broad Street Westerly, RI 02891	21.69%
New Century Alternative Strategies Portfolio
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	42.08%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	16.70%

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the regular meeting of the Boards of Trustees on January 21, 2010, BBD, LLP (“BBD”) was selected and approved by the Board of Trustees of the Trust to serve as the independent registered public accounting firm for the fiscal year ending October 31, 2010. The Board of Trustees has determined to submit its selection to shareholders for ratification and unanimously recommends that you vote FOR the ratification of BBD as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2010. A representative of BBD will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.  BBD is located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

The following table sets forth the aggregate fees billed for professional services rendered by BBD to the Trust in each of the last two fiscal years.

Fiscal Year Ended	Audit Fees1	Audit-Related Fees2	Tax Fees3	All Other Fees4
October 31, 2009	$57,500	$0	$10,500	$0
October 31, 2008	$55,000	$0	$10,500	$0

1Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.
2Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”.
3Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.
4All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The Audit Committee has adopted policies and procedures for the pre-approval of audit and permissible non-audit services rendered by our independent registered public accounting firm, BBD.  Under this policy, the Audit Committee must review the fees charged by the independent auditors for audit and non-audit services to (1) pre-approve any non-audit services provided to the investment adviser and/or its affiliates that provide ongoing services to the Trust, if the engagement relates directly to the operations and the financial reporting of the Trust; and (2) delegate the authority to grant pre-approvals of any non-audit services provided to the investment adviser and/or its affiliates that provide ongoing services to the Trust to one or more Audit Committee Member(s), provided that (i) such Audit Committee Member(s) receive the appropriate information concerning such engagement necessary for the pre-approval; (ii) such Audit Committee Member(s) receive the auditors’ specific representations that the provision of such non-audit services are compatible with the auditors maintaining their independence; and (iii) Any decisions by such Audit Committee Member(s) to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The percentage of “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth in the table above that were approved pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C) was zero. The aggregate non-audit fees billed by BBD for services rendered to the Advisor and service affiliates for the years ended October 31, 2008 and October 31, 2009 were zero.

Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment. The nature of any other matters that might be presented to the Special Meeting will be limited by the Declaration of the Trust and the Bylaws of the Trust. The Trustees are authorized to vote on any other matters that may come before the Special Meeting as appropriate.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

Other Information:

Investment Advisor and Administrator.
Weston Financial Group, Inc. 40 William Street, Suite 100, Wellesley, MA 02481

Principal Underwriter.
Weston Securities Corporation. 40 William Street, Suite 100, Wellesley, MA 02481

NEW CENTURY PORTFOLIOS

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
NEW CENTURY BALANCED PORTFOLIO
NEW CENTURY CAPITAL PORTFOLIO
NEW CENTURY INTERNATIONAL PORTFOLIO
NEW CENTURY OPPORTUNISTIC PORTFOLIO

Proxy for a Special Meeting of Shareholders
June 17, 2010

The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of New Century Portfolios (the “Special Meeting”) to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the17th day of June 2010 at 1:00 p.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated May 7, 2010.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

1.	To elect four (4) trustees, nominated by the Board of the Trustees each to serve until their successors are duly elected and qualified.

FOR   ________                            AGAINST   _________                         ABSTAIN   ________

2.	To ratify the appointment of BBD, LLP as the Trust’s Independent Registered Public Accounting Firm for fiscal year ending October 31, 2010.

FOR   ________                            AGAINST   _________                         ABSTAIN   ________

To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).  Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

IF YOU OWN MORE THAN ONE ACCOUNT IN MORE THAN ONE PORTFOLIO YOU WILL RECEIVE MORE THAN ONE PROXY CARD.  PLEASE VOTE ALL PROXY CARDS PROMPTLY TO ENSURE YOUR IMPORTANT VOTE COUNTS.